Subsequent events	12 Months Ended
Mar. 31, 2026
Text Block1 [Abstract]
Subsequent events
34.	Subsequent events
(Establishment of a facility for the repurchase of shares of its own common stock)
Sony Group Corporation approved the establishment of the following facility for the repurchase of its own common stock pursuant to the Companies Act of Japan and Sony Group Corporation’s Articles of Incorporation at the meeting of the Board held on May 8, 2026.
1. Total number of shares for repurchase: 230 million shares (maximum)
2. Total purchase price for repurchase of shares: 500 billion yen (maximum)
3. Period of repurchase: May 11, 2026 to May 10, 2027
(Cancellation of shares of its own common stock)
Based on a decision by Sony Group Corporation’s Representative Corporate Executive Officer delegated by the Board, and pursuant to the Companies Act of Japan, Sony Group Corporation cancelled shares of its own common stock held as treasury stock as follows.
1.
Total number of cancelled shares:
184,494,319 shares
2. Cancellation date: May 29, 2026
(Acquisition of a group of assets that does not constitute a business)
In May 2026, a consolidated subsidiary of Sony in the Music Segment entered into a definitive agreement to acquire 100% of the equity interests in a company that owns certain music assets and other assets. Sony will consolidate the company and the acquisition will be accounted for as an acquisition of a group of assets that does not constitute a business. The total cash consideration is approximately 1.6 billion U.S. dollars, subject to customary working capital and other adjustments. As a result of the transaction, Sony will recognize approximately 3.4 billion U.S. dollars of content assets (music catalogs), approximately 1.9 billion U.S. dollars of long-term debt and approximately 0.4 billion U.S. dollars of non-controlling interests by consolidating the company. This transaction is subject to certain closing conditions, including regulatory approvals.